Exhibit 10.65

AMENDMENT TO STOCK OPTION AND STOCK APPRECIATION RIGHT

AWARD AGREEMENTS BETWEEN SMART & FINAL INC.

AND ANDRE DELOLMO

This will serve as an amendment to those certain stock option and stock appreciation award agreements identified herein (“the equity awards”) between Smart & Final Inc. (“the Company”) and Mr. Andre Delolmo (“Delolmo”)

1.	The Company has awarded, through the Compensation Committee of its Board of Directors, certain equity awards to Delolmo as part of his compensation for service as an executive of the Company. Those equity awards are governed by the Company’s Long-Term Equity Compensation Plan (“the Plan”). The equity awards are identified herein as follows:

Grant Number	Grant Date	Type	# of Shares	Grant Price	Vested	Unvested	Exercisable
1624	9/27/2001	Options	20,000	10.132	20,000	—	20,000
1952	12/4/2002	Options	50,000	5.490	33,334	16,666	33,334
1964	2/19/2003	Options	60,000	4.280	40,000	20,000	40,000
2071	9/16/2003	Options	40,000	6.500	26,667	13,333	26,667
2114	2/17/2004	Options	30,000	12.890	30,000	—	30,000
2190	2/15/2005	Options	15,000	15.200	15,000	—	15,000
2418	2/21/2006	SARs	15,000	14.390	—	15,000	—

TOTALS			230,000		165,001	64,999	165,001

2.	Mr. Delolmo has resigned his position with the Company effective October 31, 2006. Under the terms of the equity awards and/or the Plan, those grants would expire or need to be exercised within 90 days of his separation from the Company.

3.	In recognition of his years of service, the Compensation Committee of the Board in its meeting of September 20, 2006 amended the terms of Delolmo’s equity awards, effective upon his resignation, as follows:

Option Number	Option Date	Type	# of Shares	Vested as of 10/30/06	Shares vested on 10/31/06*	Exercisable as of 10/31/06	Last Day to Exercise**
1624	9/27/2001	Options	20,000	20,000	—	20,000	10/31/2007
1952	12/4/2002	Options	50,000	33,334	16,666	50,000	10/31/2007
1964	2/19/2003	Options	60,000	40,000	20,000	60,000	10/31/2007
2071	9/16/2003	Options	40,000	26,667	13,333	40,000	10/31/2007
2114	2/17/2004	Options	30,000	30,000	—	30,000	10/31/2007
2190	2/15/2005	Options	15,000	15,000	—	15,000	10/31/2007
2418	2/21/2006	SARs	15,000	—	15,000	15,000	10/31/2007

TOTALS			230,000	165,001	64,999	230,000

*	Unvested shares at time of termination were vested
**	Shares exercisable for one year after termination

4.	This Amendment will serve to amend and modify the equity awards as set forth herein. Nothing contained herein shall amend or otherwise modify the equity grants or the Plan except as set forth herein.

/s/ Jeff D. Whynot Smart & Final Inc.	/s/ Andre Delolmo Andre Delolmo